Exhibit 99.1

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma consolidated financial statements of Zebra Technologies Corporation (“Zebra”) have been prepared to reflect the disposition on March 18, 2011 of Navis Holdings LLC (“Navis”), as described in Item 2.01 of Zebra’s Current Report on Form 8-K dated January 28, 2011. In addition, the Pro forma Financial Statements reflect the impact of discontinuing other immaterial Zebra operations which will be classified as discontinued as of January 28, 2011.

Zebra’s unaudited pro forma consolidated statements of earnings for the fiscal years ended December 31, 2010, 2009 and 2008 are based on Zebra’s historical consolidated statements of earnings, and give effect to the disposition and discontinuance of operations as if it had occurred on January 1, 2008. The anticipated non-recurring after tax gain on the disposition is not reflected in the unaudited pro forma consolidated statements of earnings. The unaudited pro forma consolidated balance sheet as of December 31, 2010 is based on Zebra’s historical balance sheet as of December 31, 2010.

The unaudited pro forma consolidated financial statements presented below are based upon assumptions and adjustments described in the accompanying notes and do not reflect any adjustments of non-recurring items, overhead and administrative expense reductions, or changes in operating strategies arising as a result of the disposition. The sales and expenses related to the WhereNet Marine Terminal Solution software product line that was sold as part of the disposition above are included in Zebra’s results of continuing operations for all periods presented in accordance with the appropriate accounting guidance. Zebra’s management believes that the assumptions used and the adjustments made in this presentation are reasonable under the circumstances and given the information available.

These unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have been achieved had the disposition been consummated as of the dates indicated or of the results that may be obtained in the future. These unaudited pro forma consolidated financial statements and the accompanying notes should be read together with Zebra’s audited consolidated financial statements and accompanying notes, as of and for the fiscal year ended December 31, 2010, and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in Zebra’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

ZEBRA TECHNOLOGIES CORPORATION AND SUBSIDIARIES

PRO FORMA CONSOLIDATED BALANCE SHEET

(Amounts in thousands)

(Unaudited)

December 31, 2010
ASSETS
Current assets:
Cash and cash equivalents	$46,175
Restricted cash	1,378
Investments and marketable securities	125,567
Accounts receivable, net	130,143
Inventories, net	112,970
Deferred income taxes	15,670
Income taxes receivable	—
Prepaid expenses and other current assets	11,505
Assets of discontinued operations	148,169

Total current assets	591,577

Property and equipment at cost, less accumulated depreciation and amortization	87,093
Long-term deferred income taxes	21,254
Goodwill	79,703
Other intangibles, net	9,755
Long-term investments and marketable securities	85,478
Other assets	4,004

Total assets	$878,864

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$34,578
Accrued liabilities	65,163
Deferred revenue	8,966
Income taxes payable	5,900
Liabilities of discontinued operations	21,827

Total current liabilities	136,434
Deferred rent	2,207
Other long-term liabilities	10,191

Total liabilities	148,832

Stockholders’ equity:
Preferred Stock	—
Class A Common Stock	722
Additional paid-in capital	129,715
Treasury stock	(462,029)
Retained earnings	1,070,973
Accumulated other comprehensive loss	(9,349)

Total stockholders’ equity	730,032

Total liabilities and stockholders’ equity	$878,864

ZEBRA TECHNOLOGIES CORPORATION AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS

(Amounts in thousands, except per share data)

(Unaudited)

	For the Year Ended December 31, 2010
	Historical Zebra	Pro Forma Adjustments	Pro Forma Zebra
Net sales:
Net sales of tangible products	$855,269	$(5,739)	$849,530
Revenue from services and software	101,579	(56,750)	44,829

Total net sales	956,848	(62,489)	894,359

Cost of sales:
Cost of sales of tangible products	455,007	(4,437)	450,570
Cost of services and software	40,972	(18,048)	22,924

Total cost of sales	495,979	(22,485)	473,494

Gross profit	460,869	(40,004)	420,865

Operating expenses:
Selling and marketing	122,689	(10,324)	112,365
Research and development	101,930	(19,355)	82,575
General and administrative	79,710	(6,481)	73,229
Amortization of intangible assets	9,573	(6,362)	3,211
Litigation settlement	(1,082)	—	(1,082)
Exit, restructuring and integration costs	4,197	(1,935)	2,262

Total operating expenses	317,017	(44,457)	272,560

Operating income	143,852	4,453	148,305

Other income (expense):
Investment income	2,681	(3)	2,678
Foreign exchange gain (loss)	(213)	44	(169)
Other, net	(1,385)	268	(1,117)

Total other income	1,083	309	1,392

Income before income taxes	144,935	4,762	149,697
Income taxes	43,157	1,836	44,993

Income from continuing operations	101,778	2,926	104,704
Loss from discontinued operations, net of tax	—	(2,926)	(2,926)

Net income	$101,778	$—	$101,778

Basic earnings per share:
Income from continuing operations	$1.78		$1.83
Loss from discontinued operations	—		(0.05)

Net income	$1.78		$1.78

Diluted earnings per share:
Income from continuing operations	$1.77		$1.82
Loss from discontinued operations	—		(0.05)

Net income	$1.77		$1.77

Basic weighted average shares outstanding	57,143		57,143
Diluted weighted average and equivalent shares outstanding	57,428		57,428

ZEBRA TECHNOLOGIES CORPORATION AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS

(Amounts in thousands, except per share data)

(Unaudited)

	For the Year Ended December 31, 2009
	Historical Zebra	Pro Forma Adjustments	Pro Forma Zebra
Net sales:
Net sales of tangible products	$701,044	$(4,941)	$696,103
Revenue from services and software	102,541	(60,162)	42,379

Total net sales	803,585	(65,103)	738,482

Cost of sales:
Cost of sales of tangible products	401,727	(3,411)	398,316
Cost of services and software	41,137	(18,558)	22,579

Total cost of sales	442,864	(21,969)	420,895

Gross profit	360,721	(43,134)	317,587

Operating expenses:
Selling and marketing	102,535	(10,492)	92,043
Research and development	86,390	(19,913)	66,477
General and administrative	81,395	(5,463)	75,932
Amortization of intangible assets	10,466	(7,512)	2,954
Exit, restructuring and integration costs	12,191	(2,289)	9,902
Asset impairment charges	(1,058)	1,058	—

Total operating expenses	291,919	(44,611)	247,308

Operating income	68,802	1,477	70,279

Other income (expense):
Investment income	2,933	(2)	2,931
Foreign exchange gain (loss)	(45)	(59)	(104)
Other, net	(1,167)	380	(787)

Total other income	1,721	319	2,040

Income before income taxes	70,523	1,796	72,319
Income taxes	23,419	409	23,828

Income (loss) from continuing operations	47,104	1,387	48,491
Loss from discontinued operations, net of tax	—	(1,387)	(1,387)

Net income	$47,104	$—	$47,104

Basic earnings per share:
Income (loss) from continuing operations	$0.79		$0.81
Income (loss) from discontinued operations	—		(0.02)

Net income (loss)	$0.79		$0.79

Diluted earnings per share:
Income (loss) from continuing operations	$0.79		$0.81
Income (loss) from discontinued operations	—		(0.02)

Net income (loss)	$0.79		$0.79

Basic weighted average shares outstanding	59,306		59,306
Diluted weighted average and equivalent shares outstanding	59,425		59,425

ZEBRA TECHNOLOGIES CORPORATION AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)

(Amounts in thousands, except per share data)

(Unaudited)

	For the Year Ended December 31, 2008
	Historical Zebra	Pro Forma Adjustments	Pro Forma Zebra
Net sales:
Net sales of tangible products	$871,587	$(1,746)	$869,841
Revenue from services and software	105,113	(64,889)	40,224

Total net sales	976,700	(66,635)	910,065

Cost of sales:
Cost of sales of tangible products	452,208	(1,965)	450,243
Cost of services and software	45,187	(23,884)	21,303

Total cost of sales	497,395	(25,849)	471,546

Gross profit	479,305	(40,786)	438,519

Operating expenses:
Selling and marketing	126,325	(13,566)	112,759
Research and development	95,800	(23,095)	72,705
General and administrative	81,644	(7,798)	73,846
Amortization of intangible assets	18,575	(7,735)	10,840
Litigation settlement	(5,302)	—	(5,302)
Exit, restructuring and integration costs	20,009	(2,077)	17,932
Asset impairment charges	157,600	(12,650)	144,950

Total operating expenses	494,651	(66,921)	427,730

Operating income (loss)	(15,346)	26,135	10,789

Other income (expense):
Investment income	1,281	(120)	1,161
Foreign exchange gain (loss)	3,518	913	4,431
Other, net	(1,366)	70	(1,296)

Total other income	3,433	863	4,296

Income before income taxes	(11,913)	26,998	15,085
Income taxes	26,508	7,624	34,132

Income (Loss) from continuing operations	(38,421)	19,374	(19,047)
Loss from discontinued operations, net of tax		(19,374)	(19,374)

Net income	$(38,421)	$—	$(38,421)

Basic earnings per share:
Loss from continuing operations	$(0.60)		$(0.31)
Loss from discontinued operations	—		(0.29)

Net loss	$(0.60)		$(0.60)

Diluted earnings per share:
Loss from continuing operations	$(0.60)		$(0.31)
Loss from discontinued operations	—		(0.29)

Net loss	$(0.60)		$(0.60)

Basic weighted average shares outstanding	64,524		64,524
Diluted weighted average and equivalent shares outstanding	64,524		64,524

ZEBRA TECHNOLOGIES CORPORATION AND SUBSIDIARIES

NOTES TO PRO FORMA FINANCIAL STATEMENTS

(Unaudited)

Note 1 – Discontinued operations

On March 18, 2011, Zebra sold its ownership interest in Navis Holdings, LLC (Navis), a Zebra Enterprise Solutions (ZES) entity, to a third party. The results of operations for Navis and certain other ZES assets are reported pro forma for the periods presented as discontinued operations.

The components of assets and liabilities of discontinued operations in our unaudited pro forma consolidated balance sheet are as follows (in thousands):

December 31, 2010
Assets:
Cash and cash equivalents	$1,301
Accounts receivable, net	24,003
Inventories	772
Deferred income taxes	3,492
Prepaid expenses and other current assets	3,328
Property and equipment, net	1,890
Goodwill	72,230
Other intangibles, net	39,951
Other assets	1,202

Assets of discontinued operations	$148,169

Liabilities:
Accounts payable	$726
Accrued liabilities	2,927
Deferred revenue	17,791
Deferred rent	199
Other long-term liabilities	184

Liabilities of discontinued operations	$21,827

Summary results of operations for Navis reflected as discontinued operations in our unaudited pro forma consolidated statement of earnings for the years ended are as follows (in thousands):

	Year Ended
	December 31, 2010	December 31, 2009	December 31, 2008
Net sales	$62,489	$65,103	$66,635

Loss before income tax	$(4,762)	$(1,796)	$(26,998)
Income tax benefit	(1,836)	(409)	(7,624)

Loss from discontinued operations	$(2,926)	$(1,387)	$(19,374)

ZEBRA TECHNOLOGIES CORPORATION AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS BY QUARTER FOR 2010

(Amounts in thousands, except per share data)

(Unaudited)

	Quarter Ended
	April 3, 2010	July 3, 2010	Oct. 2, 2010	Dec. 31, 2010
Net sales:
Net sales of tangible products	$201,463	$207,748	$218,271	$222,048
Revenue from services and software	10,512	10,810	11,536	11,971

Total net sales	211,975	218,558	229,807	234,019

Cost of sales:
Cost of sales of tangible products	109,075	114,081	114,924	112,490
Cost of services and software	5,137	5,068	5,636	7,083

Total cost of sales	114,212	119,149	120,560	119,573

Gross profit	97,763	99,409	109,247	114,446

Operating expenses:
Selling and marketing	24,673	27,682	28,068	31,942
Research and development	18,324	20,653	21,862	21,736
General and administrative	19,318	17,955	18,147	17,809
Amortization of intangible assets	741	740	839	891
Litigation settlement	—	—	—	(1,082)
Exit, restructuring and integration costs	1,766	466	—	30
Asset impairment charges	—	—	—	—

Total operating expenses	64,822	67,496	68,916	71,326

Operating income	32,941	31,913	40,331	43,120

Other income (expense):
Investment income	842	634	635	567
Foreign exchange gain (loss)	168	424	(148)	(613)
Other, net	(270)	(455)	(160)	(232)

Total other income (expense)	740	603	327	(278)

Income before income taxes	33,681	32,516	40,658	42,842
Income taxes	8,134	10,331	13,411	13,117

Income from continuing operations	25,547	22,185	27,247	29,725
Income (loss) from discontinued operations, net of tax	(814)	492	(1,096)	(1,508)

Net income	$24,733	$22,677	$26,151	$28,217

Basic earnings per share:
Income from continuing operations	$0.44	$0.38	$0.48	$0.53
Income (loss) from discontinued operations	(0.01)	0.01	(0.02)	(0.03)

Net income	$0.43	$0.39	$0.46	$0.50

Diluted earnings per share:
Income from continuing operations	$0.44	$0.38	$0.48	$0.53
Income (loss) from discontinued operations	(0.02)	0.01	(0.02)	(0.03)

Net income	$0.42	$0.39	$0.46	$0.50

Basic weighted average shares outstanding	58,016	57,489	56,739	56,332
Diluted weighted average and equivalent shares outstanding	58,265	57,737	56,998	56,692

Summary results of operations for Navis reflected as discontinued operations in our unaudited pro forma consolidated statement of earnings by quarter for 2010 are as follows (in thousands):

	Quarter Ended
	April 3, 2010	July 3, 2010	Oct. 2, 2010	Dec. 31, 2010
Net sales	$14,456	$17,176	$16,701	$14,156

Income (loss) before income tax	$(1,269)	$833	$(1,707)	$(2,619)
Income tax expense (benefit)	(455)	341	(611)	(1,111)

Income (loss) from discontinued operations	$(814)	$492	$(1,096)	$(1,508)